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                                                                      EXHIBIT 99

                            ROCKY SHOES & BOOTS, INC.

              Company Contact:          Jim McDonald
                                        Chief Financial Officer
                                        (740) 753-1951

              Investor Relations:       Integrated Corporate Relations, Inc.
                                        Chad A. Jacobs/Brendon E. Frey
                                        (203) 682-8200

                 ROCKY SHOES & BOOTS SIGNS DEFINITIVE AGREEMENT
                          TO ACQUIRE EJ FOOTWEAR GROUP

     -- ACQUISITION EXPECTED TO BE SIGNIFICANTLY ACCRETIVE IN FISCAL 2005 -
      -- COMPANY INITIATES PRELIMINARY FY05 GUIDANCE FOR COMBINED ENTITY - --COMPANY EXPECTS FY05 REVENUE TO RANGE FROM $280 TO $285 MILLION --
           --COMPANY EXPECTS FY05 EPS TO RANGE FROM $2.35 TO $2.45 --

NELSONVILLE, Ohio, December 6, 2004 - Rocky Shoes & Boots, Inc. (Nasdaq: RCKY) today announced it has signed a definitive agreement whereby Rocky Shoes & Boots will acquire privately-held EJ Footwear Group, a leading designer, developer, marketer, and licensee of branded footwear products.

The total purchase price for 100% of the equity interests of EJ Footwear will be $87.7 million in cash plus 484,261 shares of Rocky common stock, which were valued at $10 million at the date of the definitive agreement. EJ Footwear will have no debt and working capital of at least $53.1 million at the closing. In connection with the transaction, Rocky has negotiated a term sheet for credit facilities totaling $148 million with GMAC Commercial Finance LLC and American Capital, to fund the acquisition and replace its existing revolving credit facility.

The transaction has been approved by the board of directors of Rocky Shoes & Boots. The closing is expected in early January 2005 and is subject to Rocky's receipt of firm financing commitments from GMAC Commercial Finance and American Capital by mid-December 2004, audited financial statements of EJ Footwear for the prior three years, the funding of the credit facilities at the time of closing of the acquisition, and other customary conditions including Hart-Scott-Rodino Act regulatory approval.

Based on a successful and timely completion of the transaction, the Company expects fiscal 2005 combined revenues to range from $280 million to $285 million and combined earnings per share to range from $2.35 to $2.45.

Mike Brooks, Chairman and Chief Executive Officer of Rocky Shoes and Boots, stated, "We are extremely excited about joining forces with the EJ Footwear Group. With this acquisition, we will more than double the size of our business, further diversify our operating platform, reduce seasonality, and significantly enhance our prospects for growth. This deal represents a landmark event in the history of our company and we are fully committed to capitalizing on the many opportunities we have now created in the marketplace."

Headquartered in Franklin, Tennessee, EJ Footwear Group consists of three subsidiaries, EJ Footwear LLC, Georgia Boot LLC, and HM Lehigh Safety Shoe Co. LLC, all of which are

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owned by Strategic Industries LLC. The Company's products are sold under owned brands, including Georgia Boot, Durango, and Lehigh, and licensed brands, including Dickies and John Deere.

Mr. Brooks continued, "EJ Footwear fits all the criteria we identify as key for an acquisition. The company operates a portfolio of strong niche brands that ideally complement our existing businesses, and from a financial perspective, the deal is expected to be highly accretive right out of the gate. In addition, we have aligned ourselves with a strong management team at EJ Footwear that shares a similar merchandise philosophy and corporate culture with Rocky. Most importantly, we have the ability to leverage our platform across all of their businesses to drive synergies, realize operating efficiencies and accelerate growth into the future."

Mr. Brooks concluded, "Over the past several years, we have worked hard to develop our infrastructure, build our brand equity and create one of the leading outdoor footwear brands in the industry. At the same time, we have expanded revenues and profits and increased shareholder value. While we are confident that we still have significant growth potential in our core Rocky business, we believe that the addition of EJ Footwear will enhance the strategic development of our company, further strengthen our position in the market and provide meaningful, long-term growth opportunities."

Rocky Shoes & Boots was advised on the transaction by Robert W. Baird & Co. EJ Footwear Group was advised on the transaction by Harris Williams Advisors, Inc.

Rocky will hold a conference call on December 7, 2004 at 8:30 am Eastern Time to discuss the acquisition and answer investor questions. A webcast of the live call may be accessed through Rocky's website, www.rockyboots.com. To listen to the webcast, please go to the website at least 15 minutes prior to the start time to register and download any necessary software.

ABOUT ROCKY SHOES & BOOTS, INC.

Rocky Shoes & Boots, Inc. designs, develops, manufactures and markets premium quality rugged outdoor, occupational, and casual footwear, as well as branded apparel and accessories. The Company's footwear, apparel and accessories are marketed through several distribution channels, primarily under the brands, ROCKY(R)and GATES(R)

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

This press release contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities and Exchange Act of 1934, as amended, which are intended to be covered by the safe harbors created thereby. Those statements include, but may not be limited to, all statements regarding intent, beliefs, expectations, projections, forecasts, and plans of the Company and its management, and include statements in this press release relating to the proposed acquisition and the projected fiscal 2005 combined revenues and earnings per share. These forward-looking statements involve numerous risks and uncertainties, including, without limitation, the risks that the acquisition, which is subject to various conditions, may not close as contemplated, that the audited financials of EJ Footwear are not as contemplated, that the financing for the acquisition is not completed, and that regulatory approval is not obtained. In addition, the forward-looking statements relating to the fiscal 2005 revenue and earnings per share projections are subject to various additional risks and uncertainties, including that the integration of EJ Footwear with the Company is not as successful as contemplated or planned, present sales plans will not be met, that present orders may be cancelled or delayed, that the general economy or consumer spending habits will depress the
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market for the Company's products, that there may be disruption in the shipment of products from overseas to the Company, that the weather in 2005 is drier and warmer than normal, that the actual results for 2005 are subject to audit by the Company's independent public accountants, and all of the other various risks inherent in the Company's business as set forth in periodic reports filed with the Securities and Exchange Commission, including the Company's annual report on Form 10-K for the year ended December 31, 2003. One or more of these factors have affected historical results, and could in the future affect the Company's businesses and financial results in future periods and could cause actual results to differ materially from plans and projections. Therefore there can be no assurance that the forward-looking statements included in this press release will prove to be accurate. In light of the significant uncertainties inherent in the forward-looking statements included herein, the Company, or any other person should not regard the inclusion of such information as a representation, that the objectives and plans of the Company will be achieved. All forward-looking statements made in this press release are based on information presently available to the management of the Company. The Company assumes no obligation to update any forward-looking statements.